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                                                                   Exhibit 10.23

                   Amended and Restated Revolving Credit Note

$14,000,000.00                                             Boston, Massachusetts
                                                           December 11, 2003

     FOR VALUE RECEIVED, the undersigned (the "Borrower") by this amended and restated promissory note (this "Note") absolutely and unconditionally promises to pay to FLEET NATIONAL BANK (as successor-in-interest to BankBoston, N.A.) (the "Lender"), or order, the principal amount of Fourteen Million Dollars ($14,000,000.00) or, if less, the aggregate unpaid principal amount of all Revolving Loans (as defined in the Agreement referred to below) made by the Lender to the Borrower pursuant to the Agreement and noted on the records of the Lender, such payment to be made as hereinafter provided, together with interest (computed on the basis of the actual number of days elapsed over a 360-day year) on the unpaid principal amount hereof until paid in full. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

     The entire unpaid principal (not at the time overdue) of this Note shall bear interest at the rate or rates from time to time in effect under the Agreement, as defined below. Accrued interest on the unpaid principal under this Note shall be payable on the dates specified in the Agreement.

     On December 11, 2006, the date of the final maturity of this Note, there shall become absolutely due and payable by the Borrower hereunder, and the Borrower hereby promises to pay to the holder hereof, the balance (if any) of the principal hereof then remaining unpaid, all of the unpaid interest accrued hereon and all (if any) other amounts payable on or in respect of this Note or the indebtedness evidenced hereby.

     All payments under this Note shall be made at the head office of the Lender at 100 Federal Street, Boston, Massachusetts 02110 (or at such other place as the Lender may designate from time to time in writing) in lawful money of the United States of America in federal or other immediately available funds. All payments on or in respect of this Note or the indebtedness evidenced hereby shall be made without set-off or counterclaim and free and clear of and without any deduction, withholdings, restriction or conditions of any nature. All payments under this Note shall be applied first to the payment of all fees, expenses and other amounts due to the Lender (excluding principal and interest), then to accrued interest, and the balance on account of outstanding principal; provided, however, that if an Event of Default shall occur, payments will be applied to the Obligations as the Lender determines in its sole discretion.

     Subject to the provisions of Section 2.4 of the Agreement, the Borrower may prepay this Note in whole or in part at any time without premium or penalty. Amounts so


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paid and other amounts may be borrowed and reborrowed by the Borrower hereunder from time to time as provided in the Agreement referred to below.

     This Note is a restatement of the Original Credit Note and is being issued pursuant to, is entitled to the benefits of, and is subject to the provisions of that certain Amended and Restated Loan Agreement of even date herewith by and between the undersigned and the Lender (herein, as the same may from time to time be amended or extended, referred to as the "Agreement"), but neither this reference to the Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the undersigned maker of this Note to pay the principal of and interest on this Note as herein provided. The obligations evidenced by this Note are secured by the Collateral pursuant to the Security Agreement and have been guaranteed by the Parent pursuant to the Parent Guaranty, which guarantee is secured by the Parent Security Agreement. Reference is hereby made to the Agreement (including the Exhibits annexed thereto), the Security Agreement, the Parent Guaranty, the Parent Security Agreement and the other Security Documents for a complete statement of the terms thereof and for a description of the Collateral, such guarantee and the security therefor.

     Upon an Event of Default, the aggregate unpaid balance of principal plus accrued interest may become or may be declared to be due and payable in the manner and with the effect provided in the Agreement.

     The maker of this Note hereby irrevocably waives presentment, demand, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note or any collateral or security therefor, except as otherwise provided in the Agreement or the other Security Documents.

     Upon receipt of an affidavit of an officer of the Lender as to the loss, theft, destruction or mutilation of this Note, and in the case of any such loss, theft, destruction or mutilation, upon cancellation of this Note, Borrower will issue, in lieu thereof, a replacement note in the same principal amount thereof and otherwise of like tenor.

                  [Remainder of Page Intentionally Left Blank]


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            [Signature Page to Amended and Restated Promissory Note]

    WITNESS the execution of this Note under seal on the date written above.

                                        DOVER SADDLERY, INC.

WITNESS:


/s/ Illegible                           By: /s/ Stephen L. Day
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                                        Title: President


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